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_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                   FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                      Date of Report:  February 16, 1999



                       METALINE MINING & LEASING COMPANY
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


                              Washington
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)


           001-01428                             91-0684860
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)

             601 W. Main, Suite 714
             Spokane, Washington                      99201-0677
            ________________________________________  __________
            (Address of Principal Executive Offices)  (Zip Code)


                               (509) 455-9077
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)
















_____________________________________________________________________________
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ITEM 4.  Changes in Registrant's Certifying Accountants.

The letter addressed to the Commission from the former accountant stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree is attached hereto as
Exhibit I.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


METALINE MINING AND LEASING COMPANY

Date: February 24, 1999               By: /s/ Gregory B. Lipsker
                                      -----------------------------
                                      Gregory B. Lipsker, President




EXHIBIT I

(Letterhead)

February 20, 1999

Securities and Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549

     Re:     Metaline Mining & Leasing, Inc.
           Commission File Number 1-1428

     We agree with the statements made by the above registrant in it's Form 8-K dated February 16, 1999.



                    Sincerely,
                    ROBERT MOE & ASSOCIATES, P.S.




                    Robert E. Moe